UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2006
REALNETWORKS, INC.
(Exact name of Registrant as Specified in its Charter)

Washington	0-23137	91-1628146

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2601 Elliott Avenue, Suite 1000
Seattle, Washington	98121

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 674-2700
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2– FINANCIAL INFORMATION	3

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	3

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS	3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURE	4

EXHIBIT INDEX	5

EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Amendment No. 1
     This Amendment No. 1 to the Current Report on Form 8-K/A is filed for the purpose of amending the Current Report on Form 8-K of RealNetworks, Inc. (the “Company”) dated October 31, 2006, filed with the Securities and Exchange Commission on November 2, 2006, to file the information required under Items 2.01 and 9.01, and to include as Exhibit 99.1 the unaudited condensed consolidated financial statements of WiderThan Co., Ltd. (“WiderThan”), a company with limited liability organized under the laws of the Republic of Korea, to include as Exhibit 99.2 WiderThan’s audited consolidated financial statements, and to include as Exhibit 99.3 unaudited pro forma condensed combined consolidated financial statements that were excluded from the original filing.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
     As previously reported on November 2, 2006, pursuant to the Combination Agreement dated as of September 12, 2006, by and among the Company, RN International Holdings B.V. (the “Offeror”), a private company with limited liability organized under the laws of the Netherlands, and an indirect wholly-owned subsidiary of the Company, and WiderThan, the Offeror completed, on October 31, 2006, a cash tender offer (the “Offer”) to purchase up to all of the outstanding common shares, par value KRW500 per share (the “Common Shares”), and all of the outstanding American Depositary Shares, each representing one Common Share and evidenced by an American Depositary Receipt issued by JP Morgan Chase Bank, N.A. (the “ADSs”) of WiderThan, at a price of $17.05 per Common Share and per ADS, pursuant to which the Offeror acquired 94.6% of the total outstanding Common Shares and ADSs of WiderThan.
     The Offeror also completed two subsequent offering periods for additional WiderThan Common Shares and ADSs on November 10, 2006 and November 24, 2006, respectively, pursuant to which it acquired an additional 5.1% of the total outstanding Common Shares and ADSs of WiderThan, for a total of 99.7%.
     The aggregate consideration for the shares acquired in the Offer and the subsequent offering periods was $342.7 million, including direct acquisition costs.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

The interim unaudited condensed consolidated financial statements of WiderThan as of September 30, 2006 and for the nine month periods ended September 30, 2006 and 2005 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference. The audited consolidated financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 previously filed by WiderThan on Form 20-F with the Securities and Exchange Commission on May 15, 2006 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

By:	/s/ Michael Eggers

Name: Michael Eggers
Title: Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Date: January 12, 2007

EXHIBIT INDEX
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	WiderThan Co., Ltd.’s historical interim unaudited condensed consolidated financial statements as of September 30, 2006 and for the nine month periods ended September 30, 2006 and 2005.

99.2	WiderThan Co., Ltd.’s historical audited consolidated financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005.

99.3	Unaudited pro forma condensed combined financial statements.

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